SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2001

COCA-COLA ENTERPRISES INC.

(Exact name of registrant as specified in its charter)

Delaware	01-09300	58-0503352
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339

(Address of principal executive offices, including zip code)

(770) 989-3000
(Registrant's telephone number, including area code)

Exhibit Index Page 4

Item 7.      Financial Statements and Exhibits

(c)      Exhibits.

99	Press Release of Coca-Cola Enterprises Inc. issued April 30, 2001.

Item 9.    Regulation FD Disclosure

On April 30, 2001, the Company announced it has signed a letter of intent to acquire Hondo Incorporated and Herbco Enterprises, Inc.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC.
(Registrant)

Date: May 1, 2001	By: S/ E. LISTON BISHOP, III E. Liston Bishop, III Vice President and Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Description	Page No.
99	Press Release of Coca-Cola Enterprises Inc. issued April 30, 2001.	5